Exhibit 99.1

NEWS RELEASE

Natera Launches Proposed Follow-On Offering

AUSTIN, Texas, July 20, 2021—Natera, Inc. (Nasdaq: NTRA) (“Natera”), a pioneer and global leader in cell-free DNA testing, today announced the launch of a proposed follow-on public offering of $350,000,000 of shares of its common stock. In addition, Natera expects to grant the underwriters a 30-day option to purchase up to an additional $52,500,000 of shares of its common stock from Natera at the public offering price less the underwriting discounts and commissions. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Morgan Stanley, Goldman Sachs & Co. LLC, Cowen and SVB Leerink are acting as joint book-running managers for the offering. Baird, BTIG and Craig-Hallum are acting as co-managers for the offering.

The securities described above are being offered pursuant to an automatically effective shelf registration statement on Form S-3 that was filed with the U.S. Securities and Exchange Commission on July 20, 2021. The offering will be made only by means of an effective registration statement, including a preliminary prospectus and, when available, final prospectus, copies of which may be obtained by contacting Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, New York 10282, or by telephone at (866) 471-2526 or by emailing prospectus-ny@ny.email.gs.com; Cowen and Company, LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY, 11717, Attn: Prospectus Department, by email at PostSaleManualRequests@broadridge.com or by telephone at (833) 297-2926; or SVB Leerink LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA 02110, by telephone at 1-800-808-7525 ex. 6105 or by email at syndicate@svbleerink.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Natera

Natera is a pioneer and global leader in cell-free DNA testing from a simple blood draw. The mission of the company is to change the management of disease worldwide with a focus on women's health, oncology, and organ health. Natera operates ISO 13485-certified and CAP-accredited laboratories certified under the Clinical Laboratory Improvement Amendments (CLIA) in San Carlos, California and Austin, Texas. It offers proprietary genetic testing services to inform obstetricians, transplant physicians, oncologists, and cancer researchers, including biopharmaceutical companies, and genetic laboratories through its cloud-based software platform.

Forward-looking Statements

Except for historical information, certain statements in this press release, including statements regarding the proposed follow-on public offering and the proposed terms of such offering are forward-looking in nature and are subject to risks, uncertainties and assumptions about Natera and its business, including, without limitation, risks and uncertainties related to market conditions and the satisfaction of the closing conditions related to the follow-on public offering. Such forward-looking statements involve substantial risks and uncertainties that relate to future events and the actual results could differ significantly from those expressed or implied by the forward-looking statements. Any forward-looking statements are based on Natera’s current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Natera makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change, except as required by law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Natera’s business in general, please refer to the “Risk Factors” section in Natera’s automatically effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on July 20, 2021, and the documents incorporated by reference therein, including its Annual Report on Form 10-K filed with the SEC on February 26, 2021 and its Quarterly Report on Form 10-Q filed with the SEC on May 7, 2021.

Natera Contacts

Investor Relations: Mike Brophy, CFO, Natera, Inc., 650-249-9090

Media: Kate Stabrawa, Communications, Natera, Inc., 720-318-4080 pr@natera.com